INLAND® Inland American

REAL ESTATE TRUST, INC.


LOWE'S
REI
Kroger
TARGET

2012 Stockholder Meeting

September 18, 2012

PERFORMANCE DRIVEN SUSTAINABLE DISTRIBUTIONS

Today's Agenda

- Welcome & Introductions
- Election of Directors
- Ratify KPMG
- Company Presentation
- Q&A Session
- Adjourn Meeting

Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2011 and any subsequent Quarterly Reports on Form 10-Q to include but are not limited to:

- recent disruptions in the financial markets and current economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets resulting from the recent economic downturn and disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

The Inland name and logo are registered trademarks being used under license.

Inland American's Long-Term Strategy

- **Sustainable monthly stockholder distributions while maintaining capital preservation**

- Tailoring the portfolio: Retail, Lodging and Student Housing
  - Expand & perfect these growth portfolios

- Position for stockholder liquidity
  - Multiple liquidity events

Core Assets

As of 6/30/12, based on undepreciated core asset values


Ind / Dist
9%
15.4 million sq. ft.
Apartments
6%
6,914 units
Student Housing
2%
2,649 Beds
Office
17%
10.2 million sq. ft.
22.4 million sq. ft.
Retail
38%
17,899 hotel rooms
Lodging
28%

Diversification - Balances Risk Exposure

Net Operating Income

- Total net operating income (NOI) up 10.5% for the first half of 2012 (Includes impact of acquisitions & dispositions)



Total NOI in '000s
$425,000
$400,000
$375,000
$350,000
$325,000
$356,571
$394,280
YTD 2011
YTD 2012

- Same-store NOI up 1.9% for the first half of 2012



Same-Store NOI in '000s
$365,000
$360,000
$355,000
$350,000
$355,297
$361,915
YTD 2011
YTD 2012

Funds from Operations

- Funds from operations (FFO)
  - First half of 2012 - $226.7 million or $0.259 per share (annualized $0.52)
  - Maintaining guidance of $0.50 to $0.51 for the year (assumes some decrease from the annualized number of $0.52 due to timing of potential dispositions and acquisitions in the second half of the year)



FFO in '000s
$240,000
$220,000
$200,000
$180,000
$204,217
$226,686
YTD 2011
YTD 2012

- Distributions
  - $218.9 million for the first half of 2012 / $2.2 billion paid since inception
  - $3.70 per share since inception*

* Assuming a stockholder invested on 8/31/05

Debt Maturities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
in Millions
Fixed
Variable
$271M
$1.0B
$630M
$590M
$787M
2012
2013
2014
2015
2016

% of Total Debt as of 06/30/12	4.5%	16.9%	10.4%	9.7%	12.9%

Inland American's Long-Term Strategy

- Sustainable monthly stockholder distributions while maintaining capital preservation

- **Tailoring the portfolio: Retail, Lodging and Student Housing**
  - **Expand & perfect these growth portfolios**

- Position for stockholder liquidity
  - Multiple liquidity events

Lodging Portfolio Strategies

- Expand ownership of premium branded upper upscale hotels to further enhance our portfolio
  - Historically low supply growth is forecasted
  - Upper upscale segment should see continued strong revenue growth
  - Look for high barriers-to-entry in top-25 urban markets

- Harvest positive fundamentals / Capital rotation



Student Housing Portfolio Strategies

- Continue to grow the student housing portfolio
  - Purpose built – acquisition or development
  - Large universities
- Continue to invest in innovative design and technology ideas and operational excellence programs to attract students
- Create and reinforce relationships with universities, municipalities and local owners
- Continue to expand our platform with management expertise and development capabilities



Retail Portfolio Strategies

- Focus portfolio toward necessity-based assets in favorable demographic & geographic locations
- Rotate capital out of single-tenant assets into multi-tenant, necessity-based anchored centers
- Maintain operational efficiencies


KROGER
Signature

Current Portfolio

As of 6/30/12, based on undepreciated core asset values


Ind / Dist
9%
15.4 million sq. ft.
Apartments
6%
6,914 units
Student Housing
2%
2,649 Beds
Office
17%
10.2 million sq. ft.
22.4 million sq. ft.
Retail
38%
17,899 hotel rooms
Lodging
28%

Portfolio After Execution of Our Strategy*

Focused on Growing Asset Segments


Student Housing
Lodging
Retail

*Scale may not match final asset allocation

Inland American's Long-Term Strategy

- Sustainable monthly stockholder distributions while maintaining capital preservation

- Tailoring the portfolio: Retail, Lodging and Student Housing
  - Expand & perfect these growth portfolios

- **Position for stockholder liquidity**
  - **Multiple liquidity events**

Stockholder Liquidity Events

- The timing will be determined by market conditions that are favorable for execution

- We believe optimal long-term liquidity for our stockholders will be achieved by executing business strategies for each segment

- We are positioning each segment for potential listing, merger or portfolio sales in the future

- Our short- to medium-term strategy is to improve the overall quality and position of these segments for long-term growth through selective asset acquisitions and sales

Inland American
® REAL ESTATE TRUST, INC.


LOWE'S
REI
Kroger
TARGET

Q&A Session

September 18, 2012

PERFORMANCE DRIVEN SUSTAINABLE DISTRIBUTIONS

GAAP Reconciliation Slide

in '000s	Six months ended 6/30/2012	Six months ended 6/30/2011	Twelve months ended 12/31/2011
Net loss	(48,001)	(78,518)	(309,545)
Net (income) loss of noncontrolling interests	(192)	(3,871)	(6,708)
Net income (loss) attributable to Company	(48,193)	(82,389)	(316,253)
Add:			
Depreciation and amortization related to investment properties and investment in unconsolidated entities	242,489	240,782	500,908
Provision for Asset Impairment reflected in continuing and discontinued operations	27,887	58,175	163,641
Impairment / (Gain) of investment in unconsolidated entities, net	4,200	-	106,076
Impairment / (Gain) of investment property reflected in equity in earnings of unconsolidated entities, net	(1,928)	(11,141)	5,598
Less:			
Gains (losses) from property sales and transfer of assets	(2,231)	1,210	16,510
Funds from operations	$ 226,686	$ 204,217	$ 443,460